                                                                    EXHIBIT 99.2



                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

In re: Lason Systems, Inc.                              Case No.: 01-11491
                                                   Reporting Period: April, 2002

                                                CURRENT            CUMULATIVE
                                           -----------------   -----------------

Cash - Beginning of the Month              $ 23,519,381.02        13,293,608.30

Receipts                           Operating
Accounts Receivable                        $ 26,793,094.22     $ 136,146,211.48
Postage                                    $  3,246,282.00     $  17,640,640.15
Sale of Assets                                                 $     440,114.71


Total Receipts                             $ 30,039,376.22     $ 154,226,966.34

Disbursements
Net Payroll                                $ 10,352,041.38     $  57,446,616.21
Building Rent                              $  1,084,927.50     $   4,310,660.79
Trade Payables                             $ 15,601,893.94     $  61,115,744.27
Postage                                    $  3,710,414.75     $  21,838,073.70
Total Disbursements                        $ 30,749,277.57     $ 144,711,094.97

Net Cash Flow                                 ($709,901.35)    $   9,515,871.37

Corporate Cash accounts                    $ 22,809,479.67     $  22,809,479.67
Other Cash Accounts
Other local cash accounts                  $    350,882.36     $     350,882.36
Petty cash accounts                        $     29,622.12     $      29,622.12
Total Other Accounts                       $    380,504.48     $     380,504.48

GRAND TOTAL CASH ACCOUNTS                  $ 23,189,984.15     $  23,189,984.15


* Above information includes receipts and disbursements for MR Technologies, Inc. Disbursements related to MR Technologies, Inc. for the month and cumulative are $85,946.73 and $797,909.32 respectively.

Debtor:  Lason Systems, Inc.                   Case No: 01-11491
                                               Reporting Period:  April, 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                 CUMULATIVE FILING TO
REVENUES                                                                          MONTH                 DATE
--------                                                                        ----------       --------------------
Gross Revenues                                                                  20,455,738            118,409,877
Non-Debtor Net Intercompany                                                       -180,713                377,045
Less:  Returns and Allowances                                                     -530,217             -3,610,159
Net Revenue                                                                     19,744,808            115,176,763
COST OF GOODS SOLD
Beginning Inventory                                                              6,002,991              6,709,434
Add:  Purchases                                                                 -8,863,346              6,313,581
Add:  Cost of Labor                                                              6,921,261             40,257,989
Add:  Other Direct Costs (attach schedule)                                       5,178,211             31,486,092
Less:  Ending Inventory                                                          5,721,562              5,721,562
Cost of Goods Sold                                                              14,960,679             89,331,558
Gross Profits                                                                    4,784,129             25,845,205
OPERATING EXPENSES
Advertising                                                                         55,425                160,268
Auto and Truck Expense                                                               4,781                 40,007
Bad Debts                                                                                1                 62,709
Contributions                                                                            0                      0
Employee Benefits Programs                                                         146,300                738,480
Insider Compensation*                                                                    0                      0
Insurance                                                                          115,377                576,364
Management Fees/Bonuses                                                            123,231                607,997
Office Expense                                                                     135,992                636,834
Pension & Profit Sharing Plans                                                      29,640                 38,705
Repairs and Maintenance                                                             94,778                658,387
Rent and Lease Expense                                                             185,526              1,097,592
Salaries/Commissions/Fees                                                        3,153,833             17,334,006
Supplies                                                                             1,910                 12,923
Taxes - Payroll                                                                    221,853              1,357,321
Taxes - Real Estate                                                                 29,688                226,501
Taxes - Other                                                                       25,395                196,913
Travel and Entertainment                                                           236,737              1,127,128
Utilities                                                                          272,226              1,427,084
Other (attach schedule)                                                            110,485             20,887,072
Total Operating Expenses Before Depreciation                                     4,943,177             47,186,291
Depreciation/Depletion/Amortization                                                326,100              1,873,176
NET PROFIT (LOSS) BEFORE OTHER INCOME & EXPENSES                                  -485,148            -23,214,262
OTHER INCOME AND EXPENSES
Other income (attach schedule)                                                      30,440                159,099
Interest Expense                                                                   -27,544                106,539
Other Expense (attach schedule)                                                     26,291                -87,637
NET PROFIT (LOSS) BEFORE REORGANIZATION ITEMS                                     -514,335            -23,392,263
REORGANIZATION ITEMS
Professional Fees                                                                  955,697              3,736,548
U.S. Trustee Quarterly Fees                                                              0                      0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)             0                      0
(Gain) Loss from Sale of Equipment/Unit                                            138,215              7,065,508
Other Reorganization Expenses (attach schedule)                                          0                      0
Total Reorganization Expenses                                                    1,093,912             10,802,056
Income Taxes                                                                        73,667                381,767
NET PROFIT (LOSS)                                                               -1,681,914            -34,576,086

Debtor:  Lason Systems, Inc.                    Case #:   01-11491
                                                Reporting Period: April, 2002

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

                                                                        CUMULATIVE FILING TO
BREAKDOWN OF "OTHER" CATEGORY                       MONTH                        DATE
-----------------------------                   -------------           --------------------
OTHER DIRECT COSTS
Purchased Services                              1,219,044.41               8,043,334.66
Postage, Delivery, & Pass through Accounts       (179,258.51)                506,443.02
Leasing and Maintenance Expenses                1,310,536.08               7,330,793.16
Building Expenses                                 958,429.83               5,209,186.54
Telecommunications Expense                        232,622.18               1,239,803.10
Other Expenses                                    598,077.93               3,235,570.24
Depreciation                                    1,038,759.24               5,920,961.28
  TOTAL OTHER DIRECT COSTS                      5,178,211.16              31,486,092.00
OTHER OPERATIONAL EXPENSES
Other Expenses Net                                110,485.19              20,887,072.13







  TOTAL OTHER OPERATIONAL EXPENSES                110,485.19              20,887,072.13
OTHER INCOME
9100 Interest Income                               30,440.13                 159,098.15

OTHER EXPENSES
9300 Bank Charges                                  26,291.23                 153,882.19
9450 Compensatory Option Expense                        0.00                (241,519.32)
  TOTAL OTHER EXPENSES                             26,291.23                 (87,637.13)
OTHER REORGANIZATION EXPENSES




 REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re: Lason Systems, Inc.                                    Case No. 01-11491
                                                   Reporting Period: April 2002


                                 BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.


                                                                                  BOOK VALUE AT END OF      BOOK VALUE ON PETITION
                                     ASSETS                                     CURRENT REPORTING MONTH              DATE
                                                                                -----------------------     ----------------------
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                   23,189,984                       3,495,524
Restricted Cash and Cash Equivalents (see continuation sheet)                                                                -
Accounts Receivable (Net)                                                           42,927,889                      54,708,454
Notes Receivable
Inventories                                                                          5,721,562                       6,709,432
Prepaid Expenses                                                                     6,274,515                       8,993,104
Professional Retainers                                                                 197,786                         365,402
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                                78,311,736                      74,271,916
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                         558,375                         562,375
Machinery and Equipment                                                             60,161,572                      74,876,826
Furniture, Fixtures and Office Equipment                                             4,576,417                       4,152,557
Leasehold Improvements                                                               6,434,532                      13,028,797
Vehicles                                                                               830,209                       1,064,959
Less Accumulated Depreciation                                                       49,729,206                      55,563,994
TOTAL PROPERTY & EQUIPMENT                                                          22,831,899                      38,121,520
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                     (47,710,800)                    (38,468,283)
TOTAL OTHER ASSETS                                                                 (47,710,800)                    (38,468,283)

TOTAL ASSETS                                                                        53,432,836                      73,925,153


                                                                                  BOOK VALUE AT END OF      BOOK VALUE ON PETITION
                          LIABILITIES AND OWNER EQUITY                          CURRENT REPORTING MONTH              DATE
                                                                                -----------------------     ----------------------

LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
Accounts Payable                                                                     5,342,283
Taxes Payable (refer to FORM MOR-4)                                                     75,587                                 -
Wages Payable                                                                        1,369,149                         1,292,793
Notes Payable                                                                           56,551                           250,685
Rent / Leases - Building/Equipment                                                   1,390,920
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)                                    21,062,053                        24,909,048
TOTAL POSTPETITION LIABILITIES                                                      29,296,542                        26,452,526
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt                                                                       249,429,177                       255,004,233
Priority Debt
Unsecured Debt                                                                      74,398,988                        57,574,975
TOTAL PRE-PETITION LIABILITIES                                                     328,162,349                       316,913,389
TOTAL LIABILITIES                                                                  357,458,892                       343,365,915
OWNER EQUITY
Capital Stock                                                                          130,100                           130,100
Additional Paid-In Capital                                                         203,669,686                       203,678,894
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                  (473,249,756)                     (473,249,756)
Retained Earnings - Postpetition                                                   (34,576,086)
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                                  (304,026,056)                     (269,440,762)
TOTAL LIABILITIES AND OWNERS' EQUITY                                                53,432,836                        73,925,153
                                                                                             0                                 0

In re: Lason Systems, Inc.                                    Case No.: 01-11491
                                                   Reporting Period: April, 2002

                       BALANCE SHEET - CONTINUATION SHEET


                                                    BOOK VALUE AT END OF      BOOK VALUE ON PETITION
                    ASSETS                        CURRENT REPORTING MONTH              DATE
                                                  -----------------------     ----------------------
Other Current Assets




Other Assets
AR Postage                                                         23,704                     43,446
Value Added Receivable                                             20,845                    158,123
AR Miscellaneous                                                3,624,025                   (546,316)
Advances to Employees                                              47,651                     39,926
Investment in Canada/MR/Services/Holdings/PMC                (223,543,471)               (62,270,151)
Due to/from Canada/MR Services/Holdings/PMC                    26,867,970               (137,821,548)
Due to/from other subsidiaries                                 28,913,364                 27,826,545
Intercompany transfers/transactions                              (169,492)                  (236,696)
Intangible Assets - net                                       116,504,605                134,338,389
                                                              (47,710,800)               (38,468,283)

                                                    BOOK VALUE AT END OF      BOOK VALUE ON PETITION
     LIABILITIES AND OWNER EQUITY                 CURRENT REPORTING MONTH              DATE
                                                  -----------------------     ----------------------
Other Postpetition Liabilities

Postage Deposits                                                2,513,942                  3,465,355
Customer Deposits                                               1,348,398                  1,196,711
Accrued Expenses                                                5,125,483                  4,631,697
Accrued Benefits                                                1,629,061                  2,074,036
Accrued Copier                                                    143,226                    287,729
PRG liability                                                                                170,164
Accrued Insurance                                                 285,867                  1,041,341
Accrued Retention & Bonus                                       3,091,611                  3,276,688
Restructuring Reserve                                                   -                  3,560,649
Employee Flex spending/metlife/hyatt                               47,840                     47,777
Deferred Revenue                                                3,690,559                  3,987,642
Deferred Acquisition payable                                                                (186,355)
Accrued Tax Audits                                                513,291                          -
Unvouched Payables                                                538,266                  1,355,614
Accrued Professional Services                                   2,134,509                          -


                                                               21,062,053                 24,909,048
Adjustments to Owner Equity





Post petition Contributions (Distributions) (Draws)










Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.